UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 Or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

June 10, 2016

POLYCOM, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-27978	94-3128324
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6001 America Center Drive

San Jose, California 95002

(Address of principal executive offices, including zip code)

(408) 586-6000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On June 10, 2016, Polycom, Inc., a Delaware corporation (“Polycom”), Mitel Networks Corporation, a Canadian corporation (“Mitel”), and Meteor Two, LLC (f/k/a Meteor Two, Inc.) (“Merger Sub”), a Delaware limited liability company and wholly owned subsidiary of Mitel, entered into an amendment to the agreement and plan of merger, dated as of April 15, 2016, in connection with Mitel’s pending acquisition of Polycom, to reflect the transfer of shares of stock of Merger Sub, which were held by another wholly owned subsidiary of Mitel, to Mitel, and the conversion of Merger Sub to a Delaware limited liability company. The foregoing description of the amendment to the agreement and plan of merger is not complete and is qualified in its entirety by reference to the full text of the amendment to the agreement and plan of merger, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Important Information for Investors

In connection with the proposed transaction between Mitel and Polycom, Mitel has filed with the SEC a preliminary registration statement on Form S-4 that includes a Proxy Statement of Polycom that also constitutes a Prospectus of Mitel (the “Proxy Statement/Prospectus”). Polycom plans to mail to its stockholders the definitive Proxy Statement/Prospectus in connection with the transaction. INVESTORS AND SECURITY HOLDERS OF POLYCOM ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS, AND ANY RELATED AMENDMENTS OR SUPPLEMENTS, FILED WITH THE SEC CAREFULLY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT MITEL, POLYCOM, THE TRANSACTION AND RELATED MATTERS. Investors and security holders may obtain free copies of the Proxy Statement/Prospectus and other documents filed with the SEC by Mitel and Polycom through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by Polycom will be available free of charge on Polycom’s website at http://investor.polycom.com/company/investor-relations/default.aspx or by contacting Polycom’s Investor Relations Department at 408-586-4271.

Participants in the Merger Solicitation

Polycom and certain of its directors, executive officers and employees may be considered participants in the solicitation of proxies in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the stockholders of Polycom in connection with the transaction, including a description of their respective direct or indirect interests, by security holdings or otherwise, is included in the Proxy Statement/Prospectus described above. Additional information regarding Polycom’s directors and executive officers is also included in Polycom’s Annual Report on Form 10-K/A, which was filed with the SEC on April 28, 2016. These documents are available free of charge as described above.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

10.1     Amendment No. 1 to the Agreement and Plan of Merger, dated as of June 10, 2016, by and among Polycom, Inc., Mitel Networks Corporation and Meteor Two, LLC (incorporated by reference to Exhibit 2.1 to Mitel’s Amendment No. 1 to the Registration Statement on Form S-4 filed on June 10, 2016).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POLYCOM, INC.

By:	/s/ Sayed M. Darwish
Sayed M. Darwish
Chief Legal Officer and Executive Vice President, Corporate Development

Date: June 14, 2016

EXHIBIT INDEX

Exhibit Number	Description
10.1	Amendment No. 1 to the Agreement and Plan of Merger, dated as of June 10, 2016, by and among Polycom, Inc., Mitel Networks Corporation and Meteor Two, LLC (incorporated by reference to Exhibit 2.1 to Mitel’s Amendment No. 1 to the Registration Statement on Form S-4 filed on June 10, 2016).